UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2017

ECA MARCELLUS TRUST I

(Exact name of Registrant as specified in its charter)

Delaware	001-34800	27-6522024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Bank of New York Mellon Trust Company, N.A. 919 Congress Avenue, Suite 500 Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 236-6555

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.  Entry Into a Material Definitive Agreement.

On November 29, 2017, Greylock Energy, LLC (“Greylock”), an affiliate of ArcLight Capital Partners (“ArcLight”), acquired substantially all of the gas production and midstream assets of Energy Corporation of America (“ECA”), including ECA’s interests in certain natural gas properties that are subject to royalty interests held by ECA Marcellus Trust I (the “Trust”).

In connection with the transaction, Greylock or an affiliate of Greylock assumed all of ECA’s obligations under the Amended and Restated Trust Agreement among the Trust, ECA and The Bank of New York Mellon Trust Company, N.A., as trustee of the Trust (the “Trustee”), and other instruments to which ECA and the Trustee are parties, including (1) the Administrative Services Agreement by and among ECA, the Trust and the Trustee dated July 7, 2010, and (2) a letter agreement between ECA and the Trustee regarding certain loans to be made by ECA to the Trust as necessary to enable the Trust to pay its liabilities as they become due (the “Letter Agreement”).  In addition, ECA, an affiliate of Greylock, and the Trustee entered into a Reaffirmation and Amendment of Mortgage, Assignment of Leases, Security Agreement, Fixture Filing and Financing Statement (the “Reaffirmation Agreement”), pursuant to which, among other things, Greylock (1) reaffirmed the liens and the security interest granted pursuant to the existing mortgage securing the interests in the subject properties, as well as the mortgage and the obligations of ECA under the mortgage, and (2) assumed the obligations of ECA under the Letter Agreement.

The foregoing descriptions of the Letter Agreement and the Reaffirmation Agreement are not complete and are qualified in their entirety by reference to the full text thereof, copies of which are filed as exhibits hereto and incorporated by reference herein.

A copy of the press release issued by ArcLight announcing the transaction is filed as an exhibit to this Current Report on Form 8-K.

ITEM 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Index

Exhibit Number	Description

10.1*	Letter Agreement dated July 7, 2010 by and between Energy Corporation of America and The Bank of New York Mellon Trust Company, N.A., as trustee of ECA Marcellus Trust I.

10.2*

Reaffirmation and Amendment of Mortgage, Assignment of Leases, Security Agreement, Fixture Filing and Financing Statement, dated as of November 29, 2017, by and among Energy Corporation of America, Greylock Production, LLC, and The Bank of New York Mellon Trust Company, N.A., in its capacity as trustee of ECA Marcellus Trust I.

10.3

Administrative Services Agreement, dated July 7, 2010, between Energy Corporation of America and The Bank of New York Mellon Trust Company, N.A., as Trustee (Incorporated herein by reference to Exhibit 10.7 to the Trust’s Current Report on Form 8-K filed on July 13, 2010 (File No. 001-34800)).

99.1*	ArcLight Press Release dated November 30, 2017.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ECA Marcellus Trust I

By: The Bank of New York Mellon Trust Company, N.A.,
as Trustee

	By:	/s/ Sarah Newell
	Name:	Sarah Newell
	Title:	Vice President

Date: December 1, 2017